Quarterly Holdings Report
for

Fidelity Advisor® Utilities Fund

October 31, 2019

AFUG-QTLY-1219
1.809068.116

Schedule of Investments October 31, 2019 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value
Electric Utilities - 50.1%
Electric Utilities - 50.1%
American Electric Power Co., Inc.	40,044	$3,779,753
Avangrid, Inc.	82,945	4,151,397
Duke Energy Corp.	314,461	29,641,094
Edison International	735,142	46,240,432
Entergy Corp.	302,705	36,772,603
Evergy, Inc.	323,423	20,669,964
Eversource Energy	164,246	13,753,960
Exelon Corp.	1,548,672	70,449,089
FirstEnergy Corp.	737,916	35,656,101
NextEra Energy, Inc.	131,937	31,445,865
PPL Corp.	630,223	21,106,168
Scottish & Southern Energy PLC	218,800	3,639,969
Southern Co.	944,100	59,157,306
		376,463,701
Gas Utilities - 4.9%
Gas Utilities - 4.9%
Atmos Energy Corp.	149,961	16,867,613
South Jersey Industries, Inc.	179,454	5,771,241
Southwest Gas Holdings, Inc.	50,500	4,408,650
UGI Corp.	208,767	9,951,923
		36,999,427
Independent Power and Renewable Electricity Producers - 13.5%
Independent Power Producers & Energy Traders - 10.4%
NRG Energy, Inc.	450,115	18,058,614
NRG Yield, Inc.:
Class A	62,226	1,068,420
Class C (a)	792,006	14,359,069
The AES Corp.	896,120	15,278,846
Vistra Energy Corp.	1,092,878	29,540,492
		78,305,441
Renewable Electricity - 3.1%
Atlantica Yield PLC	395,035	9,484,790
NextEra Energy Partners LP	257,627	13,576,943
		23,061,733

TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS		101,367,174

Multi-Utilities - 27.9%
Multi-Utilities - 27.9%
CenterPoint Energy, Inc.	1,212,216	35,239,119
CMS Energy Corp.	91,100	5,823,112
Dominion Energy, Inc.	1,003,431	82,833,228
Public Service Enterprise Group, Inc.	373,636	23,654,895
Sempra Energy	427,568	61,787,852
		209,338,206
Oil, Gas & Consumable Fuels - 1.0%
Oil & Gas Storage & Transport - 1.0%
Cheniere Energy, Inc. (b)	113,692	6,997,743
Semiconductors & Semiconductor Equipment - 0.4%
Semiconductor Equipment - 0.2%
SolarEdge Technologies, Inc. (b)	20,500	1,741,680
Semiconductors - 0.2%
First Solar, Inc. (b)	26,558	1,375,439

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		3,117,119

Water Utilities - 0.4%
Water Utilities - 0.4%
SJW Corp.	42,373	3,065,687
TOTAL COMMON STOCKS
(Cost $601,100,820)		737,349,057

Nonconvertible Preferred Stocks - 0.0%
Water Utilities - 0.0%
Water Utilities - 0.0%
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP) sponsored ADR
(Cost $293,783)	23,800	322,252

Money Market Funds - 1.3%
Fidelity Cash Central Fund 1.83% (c)	9,185,341	9,187,179
Fidelity Securities Lending Cash Central Fund 1.84% (c)(d)	765,010	765,087
TOTAL MONEY MARKET FUNDS
(Cost $9,952,266)		9,952,266
TOTAL INVESTMENT IN SECURITIES - 99.5%
(Cost $611,346,869)		747,623,575
NET OTHER ASSETS (LIABILITIES) - 0.5%		3,454,239
NET ASSETS - 100%		$751,077,814

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$37,944
Fidelity Securities Lending Cash Central Fund	317
Total	$38,261

Amounts in the income column in the above table include any capital gain distributions from underlying funds. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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